UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 01, 2005 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

5001 North Second Street, Rockford, Illinois (Address of principal executive offices)		61111 (Zip Code)
815-877-7441 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On July 1, 2005, Registrant announced that, in accordance with the previously disclosed plan, John A. Halbrook, its Chairman and Chief Executive Officer, stepped down from the Chief Executive Officer position (remaining as Chairman of the Board). A copy of the news release issued by the Registrant concerning this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

(c)(d) On July 1, 2005, Registrant also announced that, in accordance with the previously disclosed plan, Thomas A. Gendron, President and Chief Operating Officer, was elected to the position of President and Chief Executive Officer and elected a director of the company, effective July 1, 2005. A copy of the news release issued by the Registrant concerning this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Gendron has been Woodward's President and Chief Operating Officer since September 2002. During Mr. Gendron's 14 years with the company, he has served in many different professional capacities, including Vice President, General Manager Industrial Controls. Prior to joining the company, he held positions with Sundstrand Corporation and Thermotron. Mr. Gendron earned his bachelor's degree in engineering from the University of Illinois and his master's degree in business administration from Rockford College.

Mr. Gendron does not have any family relationships with any of the directors, executive officers, or any people nominated or chosen by the company to become a director or executive officer.

Mr. Gendron is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

By action of its Board of Directors, effective July 1, 2005, the company amended its bylaws to allow for the planned change in executive officer responsibilities. A copy of the text of the amendment is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

Exhibit 99.2

WOODWARD GOVERNOR COMPANY
BYLAW REVISIONS EFFECTIVE
JULY 1, 2005

"SECTION 5.6. CHAIRMAN

The Chairman of the Board of Directors shall be elected from among the members of the Board of Directors. He shall have such duties and powers as shall be assigned to him by the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and all meetings of the Board of Directors and shall advise and consult with the President and Chief Executive Officer concerning the management of the business and affairs of the corporation."

"SECTION 5.8. PRESIDENT

The President shall be the chief executive officer of the corporation and shall have general supervision of the business affairs and property of the corporation and over its several officers, subject, however, to the control of the Board of Directors. He shall, subject to the direction and control of the Board of Directors, be its representative and medium of communication; he shall, to the best of his ability, see that the acts of the officers conform to the policies of the corporation as determined by the Board of Directors, and shall perform such duties as may from time to time be assigned to him by the Board of Directors."

(c) Exhibits

99.1 News Release issued by Woodward Governor Company, Dated July 1, 2005.
99.2 Text of Amendment to the Bylaws of Woodward Governor Company, Dated July 1, 2005.

            99.1       Press Release of Woodward Governor Company dated July 01, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 01, 2005	WOODWARD GOVERNOR COMPANY By: /s/ Carol J. Manning Carol J. Manning Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Woodward Governor Company dated July 01, 2005